                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.      SH CAPITAL PARTNERS, L.P.

               Item                                Information

Name:                                SH CAPITAL PARTNERS, L.P.

Address:                             950 Third Avenue, 17th Floor, New York, NY 10022

Designated Filer:                    Stone House Capital Management, LLC

Date of Event Requiring Statement    January 2, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading    USA TRUCK, INC. [USAK]
Symbol:

Relationship of Reporting            10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting Person

Signature:                           By:    Stone House Capital Management, LLC
                                     Its:   General Partner

                                     By:    /s/ Mark Cohen
                                            -----------------------------------
                                     Name:  Mark Cohen
                                     Title: Managing Member
                                     Date:  January 6, 2014

2.      MARK COHEN

               Item                                Information

Name:                                MARK COHEN

Address:                             950 Third Avenue, 17th Floor, New York, NY 10022

Designated Filer:                    Stone House Capital Management, LLC

Date of Event Requiring Statement    January 2, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading    USA TRUCK, INC. [USAK]
Symbol:

Relationship of Reporting            10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting Person

Signature:
                                     /s/ Mark Cohen
                                     -------------------------
                                     Date:  January 6, 2014